Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [abstract]
SUBSEQUENT EVENTS
24.	SUBSEQUENT EVENTS

Subsequent events have been reviewed through the date the consolidated financial statements were issued and required no adjustments or disclosures other than the following:

The Company incorporated and acquired various companies to commence robotic AI solution business of selling and leasing robots (Note 1).

On January 20, 2022, the Company completed a private placement with several investors, wherein a total of 7,919,997 ordinary shares of the Company, par value $0.003 per share were issued at a purchase price of $1.30 per share, with each investor also receiving a warrant to purchase up to a number of ordinary Shares equal to 150% of the number of ordinary Shares purchased by such investor in the offering, at an exercise price of $1.30 per share, for a total purchase price of approximately $10.3 million.